UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 21, 2018

Synthesis Energy Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33522	20-2110031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Three Riverway, Suite 300, Houston, Texas 77056
(Address of Principal Executive Offices) (Zip Code)

(713) 579-0600
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

Synthesis Energy Systems, Inc. (the “Company”) announced on November 21, 2018 that it has received notification from The NASDAQ Stock Market that, based on the Company’s filing of its Annual Report on Form 10-K for the fiscal year ended June 30, 2018, the Company is once again in compliance with the periodic filing requirement of NASDAQ Rule 5250(c)(1). A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release dated November 21, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synthesis Energy Systems, Inc.

Date: November 21, 2018	By:	/s/ DeLome Fair
DeLome Fair
President and Chief Executive Officer

Exhibit Index

99.1	Press Release dated November 21, 2018.